UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
______________________
FORM 8-K
 _____________________
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): September 13, 2018
_________________________
SEARS HOLDINGS CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	000-51217, 001-36693		20-1920798
(State or Other Jurisdiction of Incorporation)	(Commission File Number)		(IRS Employer Identification No.)

3333 Beverly Road Hoffman Estates, Illinois		60179
(Address of principal executive offices)		(Zip code)
Registrant’s telephone number, including area code: (847) 286-2500
(Former name or former address, if changed since last report): Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company    ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.02	Results of Operations and Financial Condition.

On September 13, 2018 the Registrant issued a press release regarding its second quarter 2018 results. The press release is attached hereto as Exhibit 99.1 and is incorporated by reference in this Item 2.02.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits
Exhibit 99.1 - Press release dated September 13, 2018.

The information in Item 2.02 of this Current Report on Form 8-K, including the press release incorporated in such Item 2.02, shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be incorporated by reference in any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Exhibit Index

99.1	Press release dated September 13, 2018.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEARS HOLDINGS CORPORATION

By:	/s/ Robert A. Riecker
Robert A. Riecker
Chief Financial Officer

Date: September 13, 2018

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